SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund

The Board of Trustees for the fund has approved (i) the appointment of Deutsche Alternative Asset Management (Global) Limited, an indirect wholly–owned subsidiary of Deutsche Bank AG (”DAAM Global”), as sub–advisor to the fund; and (ii) the sub–advisory agreement between Deutsche Investment Management Americas Inc. (”DIMA” or the “Advisor”), the fund’s investment advisor, and DAAM Global, its affiliate. DAAM Global is expected to assume the day–to–day management of the fund on or about May 1, 2014.

The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of sub–advisors for the fund. The fund and the Advisor have received an exemptive order from the SEC that allows the Advisor, subject to the approval of the fund’s Board, to appoint DAAM Global as the fund’s sub–advisor without obtaining shareholder approval. The fund and the Advisor are subject to certain conditions imposed by the SEC order.

The changes noted below are effective as of the date DAAM Global assumes day–to–day management of the fund.

The following information replaces the existing disclosure contained under the “Management process” sub–section of the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the “FUND DETAILS” section of the fund’s prospectus.

Management Process: Portfolio management uses a four step management process. In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom–up fundamental analysis, resulting in recommended stocks for the countries and sectors identified in step one and the corresponding target prices for those stocks. In the third step, portfolio management constructs the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on management’s outlook. In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks.

The following information replaces the existing disclosure under the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Investment Advisor

Deutsche Investment Management Americas, Inc.

Sub–Advisor

Deutsche Alternative Asset Management (Global) Limited

Portfolio Manager(s)

Sean Taylor, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

February 1, 2014 PROSTKR-341

The following information is added to the disclosure in the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus.

Sub–advisor for DWS Emerging Markets Equity Fund

The sub–advisor for the fund is Deutsche Alternative Asset Management (Global) Limited (”DAAM Global”), formerly known as RREEF Global Advisors Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB.

DAAM Global renders investment advisory and management services to the fund. DAAM Global is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DAAM Global is a subsidiary of Deutsche Bank AG. DIMA, not the fund, compensates DAAM Global for the services it provides to the fund.

The following information replaces the existing disclosure under the ”MANAGEMENT” sub–section of the ”FUND DETAILS” section of the fund’s prospectus.

Sean Taylor, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Head of Emerging Markets Equities: London.

■
Joined Deutsche Asset & Wealth Management in 2013. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

■	MBA, Manchester Business School.

Please Retain This Supplement for Future Reference

February 1, 2014 PROSTKR-341
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